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                 SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K

              Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                       January 29, 1997


                  Community Financial Corp.
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(Exact name of registrant as specified in its charter)


      Illinois                 0-26292         37-1337630
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(State or other jurisdiction  (Commission     (I.R.S. employer
of incorporation)             file number)   identification no.)


240 E. Chestnut Street, Olney, Illinois            62450-2295
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(Address of principal executive offices)           (Zip Code)


     Registrant's telephone number, including area code:
                        (618) 395-8676
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                         Not Applicable
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 (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS
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     On January 29, 1997 the Registrant authorized the repurchase of up to 119,356 shares of the Registrant's common stock, $.01 par value per share, which may become available for repurchase from time to time. Such repurchases are to be effected through open market purchases, negotiated transactions or in such other manner as will comply with applicable law.

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                      SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                COMMUNITY FINANCIAL CORP.


Date: February 5, 1997          By: /s/ Shirley B. Kessler
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                                    Shirley B. Kessler
                                    President

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